1605(c) De-SPAC and Related Financing Transactions, Effects	Apr. 29, 2026
Effects of the de-SPAC and Related Financing Transactions [Line Items]
Effects of the de-SPAC and Related Financing Transactions, Benefits [Text Block]

The CGC Board concluded that the potential benefits that they expected CGC and its shareholders to achieve as a result of the Business Combination outweighed the potential negative factors associated with the Business Combination. Accordingly, the CGC Board, except the directors affiliated with Cartesian, which directors recused themselves from the vote, determined that the Business Combination Agreement and the Business Combination were in the best interests of CGC and its shareholders. The CGC Board did not rely on any financial or operational projections of Factorial in their analysis of the Business Combination Agreement and the Business Combination.